Exhibit A-1
                                CURRENT POSITION

                              |--------------------|
                              |   The National     |<-----  external $3.9bn
                              |   Grid Group plc   |        liability
                              |--------------------|
                                       |
                                       |
                                       |
                              |--------------------|
                              |   National Grid    |------|
                              | (US) Holdings Ltd  |      |
                              |--------------------|      |
                                       |                  |
                                       |                  |  $3.9bn loan
                                       |                  |
                              |--------------------|      |
                              |   National Grid    |      |
                              | (US) Investments   |<-----|
                              |--------------------|
                                       |
                                       |
                                       |
                              |--------------------|
                              |   National Grid    |
                              |  (Ireland) 1 Ltd   |
                              |     ($ shares)     |
                              |--------------------|
                                       |
                                       |
                                       |
                                       |------------------------|
                                       |                        |
                                       |                |--------------------|
                                       |                |   National Grid    |
                                       |                |  (Ireland) 2 Ltd   |
                                       |                |--------------------|
                                       |                        |
                                       |------------------------|
                                       |
                                       |
                                       |
                              |--------------------|
                              |   National Grid    |
                              |      General       |
                              |    Partnership     |
                              |--------------------|
                                       |
                                       |
                                       |
                              |--------------------|
                              |   National Grid    |
                              |       USA          |
                              |--------------------|